SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                Amendment No. 2

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: September 19, 2003
                        (Date of earliest event reported)


                               PRETORY USA, INC.
             (Exact name of registrant as specified in its charter)



      Nevada                     000-28597                          33-0780055
--------------------------------------------------------------------------------
(State or other                 (Commission                       (IRS Employer
 jurisdiction of                File Number)                      Identification
 incorporation)                                                      Number)


437 Russell Avenue, Suffield, Connecticut                             06078
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code                 860-668-6644


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (c)  Exhibits
          --------

          16.  Letter from BDO Gendrot  required by Item 304(a)(3) of Regulation
               S-K

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PRETORY USA, INC.

                                           By: /s/ William Buck
                                               -----------------------
                                                   William Buck
                                               Chief Executive Officer


Dated: October 20, 2003